                                                                    EXHIBIT 23.3

                          CONSENT OF ERNST & YOUNG LLP

         We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated February 1, 2002, in the Registration Statement (Form S-3) and related Prospectus of Cumulus Media Inc. for the registration of up to 11,384,515 shares of its Class A Common Stock.



                                       /s/ Ernst & Young LLP

New York, New York
March 4, 2002